SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     February 7, 2005

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-107495, 333-107495-02	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Summer Street, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

203-585-6669

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to a Merger Agreement and Plan of Merger, dated as of November 15, 2004, between Monogram Credit Card Bank of Georgia (“Monogram”) and GE Capital Consumer Card Co. (“GECCCC”), Monogram was merged with and into GECCCC on February 7, 2005, with GECCCC being the surviving entity (the “Merger”).  Simultaneous with the completion of the Merger, GECCCC amended its Charter and By-Laws to change its name to GE Money Bank.

On February 7, 2005, GE Money Bank entered into a Servicing Assumption Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which GE Money Bank assumed the performance of every covenant and obligation of Monogram under the Servicing Agreement, dated as of June 27, 2003, between Monogram and GE Capital Credit Card Master Note Trust.

On February 7, 2005, GE Money Bank and RFS Holding, L.L.C. entered into the RSA Assumption Agreement and Second Amendment to Receivables Sale Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which GE Money Bank assumed the performance of every covenant and obligation of Monogram under the Receivables Sale Agreement, dated as of June 27, 2003, between Monogram and RFS Holding, L.L.C.

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Servicing Assumption Agreement, dated as of February 7, 2005, by GE Money Bank (formerly known as GE Capital Consumer Card Co.), as successor in interest to Monogram Credit Card Bank of Georgia.

Exhibit 4.2

RSA Assumption Agreement and Second Amendment to Receivables Sale Agreement, dated as of February 7, 2005, by and among GE Money Bank (formerly known as GE Capital Consumer Card Co.), as successor in interest to Monogram Credit Card Bank of Georgia, and RFS Holding, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C., as
Co-Registrant, and as depositor on behalf of
GE CAPITAL CREDIT CARD MASTER NOTE TRUST, as Co-Registrant

Dated: February 7, 2005	By:	/s/ MELISSA HODES
	Name:	Melissa Hodes
	Title:	Manager

INDEX TO EXHIBITS

Exhibit No.	Document Description

Exhibit 4.1	Servicing Assumption Agreement, dated as of February 7, 2005, by GE Money Bank (formerly known as GE Capital Consumer Card Co.), as successor in interest to Monogram Credit Card Bank of Georgia.

Exhibit 4.2

RSA Assumption Agreement and Second Amendment to Receivables Sale Agreement, dated as of February 7, 2005, by and among GE Money Bank (formerly known as GE Capital Consumer Card Co.), as successor in interest to Monogram Credit Card Bank of Georgia, and RFS Holding, L.L.C.